                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                ----------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 4, 1997


                            Hilton Hotels Corporation
                          -----------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)


      Delaware                       1-3427                      36-2058176
 ------------------                -------------             -------------------
   (State or Other                 (Commission                  (IRS Employer
   Jurisdiction of                    File                     Identification
   Incorporation)                    Number                         No.)


                             9336 Civic Center Drive
                        Beverly Hills, California  90210
                        ---------------------------------
                              (Address of Principal
                               Executive Offices)


                                 (310) 278-4321
                              ---------------------
                             (Registrant's telephone
                          number, including area code)

ITEM 5.        OTHER EVENTS.

          (a) Registrant has entered into an Underwriting Agreement with Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan & Co., attached hereto as
Exhibit 1.01.

               The terms of the Registrant's $300,000,000 7.375% Senior Notes due 2002 have been established pursuant to the Officers' Certificate, attached hereto as Exhibit 99.01.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               7(c) EXHIBITS.

               1.01      Underwriting Agreement.

               99.01     Officers' Certificate (including form of Note).

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION


                              By:  /s/ Scott A. LaPorta
                                   ---------------------------
                                   Name:   Scott A. LaPorta
Dated:  June 4, 1997               Title:  Senior Vice President and Treasurer


                                        3